Exhibit 99.1

CONLEY CPA GROUP, PLLC	PHONE: 304-366-2270
CERTIFIED PUBLIC ACCOUNTANTS-BUSINESS AND TAX ADVISORS	FAX:304-366-2338
E-MAIL: CONLEYCPAGROUP
2622 FAIRMONT AVENUE -P. 0. BOX 1150 -FAIRMONT, WV 26555-1150	@AOL.COM

January 31, 2005

U. S. Securities and Exchange Commission

Washington, DC 20549

and

MVB Financial Corp.

301 Virginia Avenue

Fairmont, WV 26554-2777

Re:	MVB Financial Corporation Form 8-K/A

Ladies and Gentlemen:

We have read the statements of MVB Financial Corporation contained in Form 8-K/A, Item 4,01, Changes in Registrant’s Certifying Accountant, and we agree with such statements as they relate to all matters referencing our firm.

Very truly yours,

/s/ Donald R. Conley

Donald R. Conley, C.P.A.

on behalf of the CONLEY CPA GROUP, PLLC

MEMBERS: AMERICAN INSTITUTE OF CERTIFIED PUBLIC ACCOUNTANTS- WEST VIRGINIA SOCIETY OF CERTIFIED PUBLIC ACCOUNTANTS